Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Enjoy Technology Inc [Member]
Income Tax Disclosure [Line Items]
Income Taxes
12.	INCOME TAXES
The effective tax rate for the three months ended September 30, 2021 and 2020 was
(0.2%) and 0.0%,
respectively, and the nine months ended September 30, 2021 and 2020 was 0.0% and 0.0%, respectively, primarily as a result of the estimated tax loss for the year, change in valuation allowance and foreign taxes. At September 30, 2021 and 2020, all unrecognized tax benefits are subject to a full valuation allowance and, if recognized, will not affect the effective tax rate.
During the nine months ended September 30, 2021, the U.K officially enacted legislation that increased its statutory rate from
 17% to 19%.
This did not result in a material impact to the Company’s income tax expense for the nine months ended September 30, 2021.

13.	INCOME TAXES
The components of loss before provision for income taxes are as follows (in thousands):

	Years Ended December 31,
	2020	2019
Federal	$(160,042)	$(95,463)
Foreign	2,355	5,847

Loss before provision for income taxes	$(157,687)	$(89,616)

A reconciliation of the federal statutory income tax rate to the effective tax rate is as follows:

	Years Ended December 31,
	2020	2019
Federal statutory rate	21.0%	21.0%
Effect of:
State statutory rate, net of federal tax benefit	3.0%	4.6%
Foreign tax	(2.6%)	(0.1%)
Change in valuation allowance	(16.2%)	(25.0%)
Loss on Convertible Loan	(5.0%)	—
Other	(0.3%)	(0.6%)

Total	(0.1%)	(0.1%)

The income tax provision consists of the following (in thousands):

	Years Ended December 31,
	2020	2019
Current provision:
Federal	$—	$—
State	22	15
Foreign	75	37

Total current provision	97	52

Deferred provision:
Federal	—	—
State	—	—
Foreign	—	26

Total deferred provision	—	26

Provision for income taxes	$97	$78

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The approximate amount of the Company’s deferred tax assets are as follows (in thousands):

	December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$96,646	$67,127
Accruals and reserves	462	333
Property and equipment	568	328

Total deferred tax asset before valuation allowance	97,676	67,788
Valuation allowance	(97,676)	(67,788)
Deferred tax assets, net of valuation allowance	$—	$—

In evaluating its ability to realize its net deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax-planning
strategies in making this assessment. Based upon the level of historical taxable loss and projections for future taxable losses over the period in which the deferred tax assets are deductible, the Company believes it is more likely than not that the Company will not realize the benefits of these deductible differences. As a result, the Company continues to maintain a full valuation allowance as of December 31, 2020 and 2019. During the years ended December 31, 2020 and 2019, the valuation allowance increased by $29.9 million and $25.0 million, respectively, primarily due to current year losses.
As of December 31, 2020, and 2019, the Company had tax net operating loss carryforwards available to offset future federal taxable income of $373.7 million and $260.7 million, respectively, and state income tax loss carryforwards of $309.5 million and $213.5 million, respectively. If not utilized, the federal and state net operating loss carryforwards begin to expire in 2034. For federal purposes, $278.6 million of tax net operating loss carryforwards have an indefinite carryforward.
As of December 31, 2020, and 2019, the Company had $2.9 million and $1.9 million of Federal research and development tax credit carryforwards. The federal research and development tax credit carryforwards expire beginning in 2038. As of December 31, 2020 and 2019, the Company had $2.4 million and $1.6 million of California research and development tax credit carryforwards. The California research and development tax credit carryforwards do not expire and may be carried forward indefinitely.
The Company’s ability to utilize the net operating loss and tax credit carryforwards in the future may be subject to substantial restrictions in the event of past or future ownership changes as defined in Section 382 of the Internal Revenue Code and similar state tax laws. In the event the Company should experience an ownership change, as defined, utilization of its net operating loss carryforwards and tax credits could be limited.
The CARES Act was enacted in the United States on March 27, 2020. The CARES Act includes several U.S. income tax provisions related to, among other things, net operating loss carrybacks, alternative minimum tax credits, modifications to the net interest deduction limitations, and technical amendments regarding the income tax depreciation of qualified improvement property placed in service after December 31, 2017. The CARES Act does not have a material impact on the Company’s financial results for the year ended December 31, 2020.
The Consolidated Appropriations Act, 2021 (the “Act”) was enacted in the United States on December 27, 2020. The Act enhances and expands certain provisions of the CARES Act. The Act does not have a material impact on the Company’s financial results for the year ended December 31, 2020.
The Company attributes net revenue, costs and expenses to domestic and foreign components based on the terms of its agreements with its subsidiaries. The Company does not provide for federal income taxes on the undistributed earnings of its foreign subsidiaries as such earnings are to be reinvested offshore indefinitely. If the Company repatriated these earnings, the resulting income tax liability would be insignificant.
The Company evaluates tax positions for recognition using a
more-likely-than-not
recognition threshold, and those tax positions eligible for recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon the effective settlement with a taxing authority that has full knowledge of all relevant information.
A reconciliation of the beginning and ending amount of the gross unrecognized tax benefit for the years ended December 31, 2020 and 2019 are as follows (in thousands):

Gross unrecognized tax benefits at January 1, 2019	$1,538
Increase for tax positions during 2019	2,071

Gross unrecognized tax benefits at December 31, 2019	3,609
Increase for tax positions during 2020	1,763

Gross unrecognized tax benefits at December 31, 2020	$5,372

As of December 31, 2020, and 2019, all unrecognized tax benefits are subject to a full valuation allowance and, if recognized, will not affect the Company’s tax rate.
The Company does not anticipate that the total amounts of unrecognized tax benefits will significantly increase or decrease in the next 12 months.
The Company’s policy is to include interest and penalties related to unrecognized tax benefits within its provision for income taxes. Due to the Company’s net operating loss position, the Company has not recorded an accrual for interest or penalties related to uncertain tax positions for the years ended December 31, 2020 or 2019.
The Company files federal and state tax returns in jurisdictions with varying statutes of limitations. Due to the Company’s net operating loss carryforwards, income tax returns generally remain subject to examination by federal and most state tax authorities. All tax years since inception remain subject to examination by major tax jurisdictions.